Exhibit 10.64





                                    AMENDMENT NO. 7 dated as of December ___,
                                    1998 to the Credit, Security, Guaranty and
                                    Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

The Borrower has requested certain modifications to the Credit Agreement as hereinafter set forth.

The Borrower, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

Therefore, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date or the Library Credit Effective Date, as the case may be (such terms being used herein as defined in Section 3 hereof) as follows:

(A) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequence:

        "Off-Balance Sheet Commitments" shall mean all binding commitments of the Credit Parties for the acquisition of items of Product, including cash flow commitments, negative pick-up obligations and print and advertising commitments which are not, pursuant to GAAP, reflected on the Consolidated balance sheet of the Borrower, both conditional and unconditional.

        "Off-Balance Sheet Receivables" shall mean all amounts contractually owed to any Credit Party under Distribution Agreements for any item of Product, which amounts are not, pursuant to GAAP, reflected on the Consolidated balance sheet of the Borrower.

(B) The definition of "Consolidated Capital Base" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

        "; provided that for purposes of determining compliance with Section
        6.18 (Total Unsubordinated Liabilities to Consolidated Capital Base Ratio) hereof, the amount of any Investment in US-SEARCH by a Credit Party shall be deducted from Stockholders' Equity."

(C) The definitions of "Consolidated", "Consolidated Subsidiaries", "EBIT" and "Total Unsubordinated Liabilities" appearing in Article 1 of the Credit Agreement are each hereby amended by adding the parenthetical "(other than US-SEARCH)" after the word "Subsidiaries" appearing each time therein.

(D) The definition of "Subordinated Debt" appearing in Article 1 of the Credit Agreement is hereby amended by adding the parenthetical "(other than US-SEARCH)" after the words "Credit Parties" appearing therein.

(E) The definition of "Tier 1 Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso immediately following clause (vii) appearing therein:

        "; provided, however, that the Tier 1 Borrowing Base credit attributable to Eligible Receivables from obligors whose principal place of business is located in a Latin American country (other than Major Foreign Account Debtors) shall not exceed the lesser of (x) $10,000,000 in the aggregate and (y) twenty-five percent (25%) of the total Borrowing Base."

(F) Section 6.3 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and inserting in lieu thereof the phrase "Intentionally Omitted".

(G) Section 6.3 of the Credit Agreement is hereby further amended by (i) amending clause (vi) in its entirety to read as follows and (ii) adding the following clause (vii) at the end of such amended clause (vi):

        "(vi) Guarantees by the Borrower or a Guarantor of the obligations of another Guarantor (other than US-SEARCH), and (vii) the following

        Guarantees by the Borrower of certain obligations of US-SEARCH, each in an amount not to exceed the amounts set forth below:

(1) Guaranty of a line of credit from Comerica Bank in an amount not to exceed $345,000; (2) Guaranty of loan from John Rich in an amount not to exceed $68,000; (3) Guaranty of the media buying obligation of US-SEARCH in favor of PIC-TV in an amount not to exceed $487,000; (4) Guaranty of the media buying obligation of US-SEARCH in favor of Edward E. Finch & Co. in an amount not to exceed $349,859; and (5) Guaranty of payment obligations of US-SEARCH to INFOSPACE, Inc. pursuant to that certain Amended and Restated Content Provider Agreement made as of August 24, 1998, effective as of April 25, 1998 among INFOSPACE, Inc., US-SEARCH and the Borrower."

(H) Section 6.4 of the Credit Agreement is hereby amended by adding the following clauses (x), (xi) and (xii) at the end thereof:

        "(x) a loan to US-SEARCH by the Borrower in an amount not to exceed the net proceeds received by the Borrower in connection with the proposed $5,000,000 private placement offering of the common stock of the Borrower organized by Allen & Company Incorporated (the "US-SEARCH Offering"), (xi) other equity investments in or loans to US-SEARCH by the Borrower (other than the investment of the proceeds of the US-SEARCH Offering) in an amount not to exceed $1,000,000 in the aggregate; and
        (xii) deferments of management fees payable to the Borrower by US-SEARCH."

(I) Section 6.7 of the Credit Agreement is hereby amended by deleting the exception appearing as the last clause of such section and replacing such exception with the following language:

        "except that a Credit Party may merge with and into another Credit Party or with and into the Borrower".

(J) Section 6.17 of the Credit Agreement is hereby amended by (i) inserting the parenthetical "(excluding expenses attributable to US-SEARCH)" immediately after the words "overhead expenses" appearing therein and (ii) deleting the amount "$9,500,000" with respect to fiscal year 1998 and inserting in lieu thereof the amount "$10,000,000".

(K) Section 6.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

        "Section 6.18. Total Unsubordinated Liabilities to Consolidated Capital Base Ratio. At any time during the periods indicated below, permit the ratio of Total Unsubordinated Liabilities plus Off-Balance Sheet Commitments less all Off-Balance Sheet Receivables and Borrowing Base credits that relate to items of Product that are the subject of Off-Balance Sheet Commitments (but not more with respect to any particular item of Product than the related amount of Off-Balance Sheet Commitments) to Consolidated Capital Base to exceed the corresponding ratio set forth below:

                  ----------------------------------------- ---------------
                  Period                                    Ratio
                  ----------------------------------------- ---------------
                  Closing Date through 9/29/98              2.00 to 1
                  ----------------------------------------- ---------------
                  9/30/98 through 9/29/99                   2.75 to 1
                  ----------------------------------------- ---------------
                  9/30/99 and thereafter                    2.00 to 1
                  ----------------------------------------- ---------------

(L) The Credit Agreement is hereby amended by adding the following Section 13.17 immediately following Section 13.16 appearing therein:

        "Section 13.17. Increase in Commitments. (a) After the date hereof, the amount of the Commitments may be increased by additional financial institutions (each an "Assuming Bank"), approved in writing by the Agent and the Borrower, each such Assuming Bank to become a party to this Credit Agreement by executing and delivering to the Agent, for its acceptance and recording in the Register, an Assumption Agreement in the form of Exhibit M attached hereto; provided, however, that no further Assumption Agreement will be permitted which would result in the aggregate amount of the Commitments hereunder (without giving effect to any optional or mandatory reduction of Commitments pursuant to Section
        2.6 hereof) to exceed $75,000,000. Subject to Section 2.9(b), upon such execution, delivery, acceptance and recording, (x) from and after the effective date specified in each Assumption Agreement (each, an "Effective Date"), which effective date shall not be earlier than 5 Business Days after the date of acceptance and recording by the Agent, the Assuming Bank thereunder shall be a party hereto and shall have all of the rights and obligations of a Lender hereunder, (y) on such Effective Date, the Assuming Bank shall purchase from each of the other Lenders a portion of their outstanding Loans such that after giving effect thereto each of the Lenders will hold its proportionate share of all outstanding Loans in accordance with the Commitments then in effect and (z) the Assuming Bank shall be deemed to have irrevocably and unconditionally purchased and received from each of the other Lenders a participation in each outstanding Letter of Credit such that after giving effect thereto, each of the Lenders holds a participation in all outstanding Letters of Credit in proportion with the Commitments then in effect.

        (b) As of such Effective Date, additional Loans made on or after the effectiveness thereof shall be made by the Lenders pro rata based on the Commitment Percentages in effect on and after such Effective Date.

        (c) Within five (5) Business Days after the applicable Effective Date, the Borrower, at its own expense, shall execute and deliver to the Assuming Bank a Note to the order of such Assuming Bank in an amount equal to the Commitment assumed by it pursuant to such Assumption Agreement."

(M) Schedule 1 to the Credit Agreement is hereby amended in its entirety and replaced by Schedule 1 attached hereto.

(N) Schedule 2 to the Credit Agreement is hereby amended by adding the following Approved Account Debtors and their respective Allowable Amounts:

----------------------------------- -------------------------------- -----------------------------
                                    Name of Approved
Debtor Category                     Account Debtor                   Allowable Amount
----------------------------------- -------------------------------- -----------------------------
MAJOR DOMESTIC ACCOUNT DEBTORS
----------------------------------- -------------------------------- -----------------------------
Major Domestic Account Debtor       Blockbuster Video                Unlimited
(95%)
----------------------------------- -------------------------------- -----------------------------
ACCEPTABLE DOMESTIC ACCOUNT
DEBTORS
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Behaviour Communications         $750,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Beverly Hills Entertainment      $500,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Bonneville (BWE Distribution)    $1,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Destination Films                $1,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Echostar                         $2,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Hollywood Video                  $1,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         HSX Films / Ignite               $750,000
Debtor (85%)                        Entertainment
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Paxson Communications            $1,500,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Rhino Films                      $1,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Seagull Communications           $750,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Unapix                           $750,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Telemundo                        $1,000,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         Television Film Distributors     $250,000

Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         York Home Video                  $350,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
MAJOR FOREIGN ACCOUNT DEBTORS
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Caracol Television               $2,000,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Entertainment Film Distributors  $1,000,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Globo Organization               $3,000,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Grupo Televisa                   $2,000,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Metropole Television (M6)        $750,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Nine Network                     $500,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  TV Azteca                        $2,000,000
----------------------------------- -------------------------------- -----------------------------
Major Foreign Account Debtor (85%)  Village Roadshow                 $1,000,000
----------------------------------- -------------------------------- -----------------------------
ACCEPTABLE FOREIGN ACCOUNT
DEBTORS (COUNTRY LIST A)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   AB SAT                           $1,500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Andrea Leone                     $750,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Audiovisual                      $250,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Channel 4 TV                     $500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Chilevision                      $1,000,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Comerex S.A.                     $2,000,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Dendy                            $500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Diprom                           $500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Fab Films                        $750,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   First Independent                $1,500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Galfin                           $750,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Grupo Video Visa                 $750,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Injuca Investment                $250,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Megalis                          $750,000
(Country List A) (80%)

----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Multivision                      $2,000,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Patagonia Export Co.             $250,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Play Arte                        $500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Quality Films                    $2,000,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Reid & Puskar                    $500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Sogedasa                         $1,500,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------
ACCEPTABLE FOREIGN ACCOUNT
DEBTORS (COUNTRY LIST B)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Delta Video                      $250,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Ecuavisa                         $250,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Foxtel Management                $500,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Medyavizyon                      $150,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Ovo / VA Films                   $250,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Swen                             $750,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   Venavision                       $250,000
(Country List B) (50%)
----------------------------------- -------------------------------- -----------------------------

(O) Schedule 2 to the Credit Agreement is hereby further amended by moving the following Approved Account Debtors to the debtor category indicated below, and in the case of Cinecanal, increasing the Allowable Amount to the amount set forth below:

------------------------ --------------------------- ----------------------- ---------------------
Name of Approved                                     New Debtor Category     Allowable
Account Debtor           Old Debtor Category                                  Amount
------------------------ --------------------------- ----------------------- ---------------------
Direct TV                Acceptable Domestic         Major Domestic          unlimited
                         Account Debtor (85%)        Account Debtor (95%)
------------------------ --------------------------- ----------------------- ---------------------
Cinecanal                Acceptable Foreign          Major Domestic          $2,000,000
                         Account Debtor (Country     Account Debtor (95%)
                         List B) (50%)
------------------------ --------------------------- ----------------------- ---------------------

(P) Schedule 2 to the Credit Agreement is hereby further amended by increasing the Allowable Amount for each account debtor listed below to the amount opposite its name set forth below:

----------------------------------- -------------------------------- -----------------------------
Debtor Category                     Approved Account Debtor          Allowable Amount
----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         USA Network                      $1,500,000
Debtor (85%)

----------------------------------- -------------------------------- -----------------------------
Acceptable Domestic Account         New City Releasing               $1,500,000
Debtor (85%)
----------------------------------- -------------------------------- -----------------------------
Acceptable Foreign Account Debtor   RCV 2001                         $5,000,000
(Country List A) (80%)
----------------------------------- -------------------------------- -----------------------------

(Q) Schedule 3 to the Credit Agreement is hereby amended by (i) moving Chile, Mexico and Brazil from Country List B to Country List A and (ii) adding Argentina as an Approved Country on Country List A.

(R) The definition of "Tier 2 Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "thirty-five percent (35%)" and inserting in lieu thereof the words "forty percent (40%)".

Section 3. Conditions to Effectiveness. This Amendment is effective (i) with respect to each clause set forth in Section 2 above (other than clause (R)), as of the first date on which all of the following conditions precedent have been satisfied in full (the "Amendment Effective Date") and (ii) with respect to clause (R) set forth in Section 2 above, the later to occur of (x) the Amendment Effective Date and (y) the date on which all of the Lenders have approved the 1998 valuation of the Eligible Library Amount (the "Library Credit Effective Date"):

(A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

(B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

(A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

THE KUSHNER-LOCKE COMPANY


By:
     Name:
     Title:

GUARANTORS:

KL PRODUCTIONS, INC.
KL INTERNATIONAL, INC.
ACME PRODUCTIONS, INC.
KUSHNER-LOCKE PRODUCTIONS, INC.
THE RELATIVES COMPANY
POST AND PRODUCTION SERVICES, INC.
L-K ENTERTAINMENT, INC.
INTERNATIONAL COURTROOM NEWS SERVICE
FAMILY PICTURES, INC.
TROPICAL HEAT, INC.
KL SYNDICATION, INC.
ANDRE PRODUCTIONS, INC.
TKLC NO. 2, INC.
TWILIGHT ENTERTAINMENT, INC.
KLC FILMS, INC.
KL FEATURES, INC.
KLF GUILD CO.
KLF DEVELOPMENT CO.
KLTV GUILD CO.
KLTV DEVELOPMENT CO.
KUSHNER-LOCKE INTERNATIONAL, INC.
KL INTERACTIVE MEDIA, INC.
DAYTON WAY PICTURES, INC.
DAYTON WAY PICTURES II, INC.
DAYTON WAY PICTURES III, INC.
DAYTON WAY PICTURES IV, INC.
FW COLD CO., INC.


By
     Name:
     Title:

                                  800-U.S. SEARCH


                                  By
                                     Name:
                                     Title:

                                  KLC/NEW CITY
                                  By its General Partner
                                  THE KUSHNER-LOCKE COMPANY


                                  By
                                      Name:
                                      Title:

                                  LENDERS:

Executed in                       THE CHASE MANHATTAN BANK
New York, New York                (formerly known as Chemical Bank), as Agent
On _____________, 1998

                                  By
                                      Name:
                                      Title:


                                  DE NATIONALE INVESTERINGSBANK N.V.


                                  By
                                      Name:
                                      Title:



                                  By
                                      Name:
                                      Title:


                                  COMERICA BANK -- CALIFORNIA


                                  By
                                      Name:
                                      Title:

                                   Schedule 1 (Revised as of December ___, 1998)

                             Schedule of Commitments

---------------------------------------- --------------------------------
Lender                                   Commitment
---------------------------------------- --------------------------------
The Chase Manhattan Bank                 $35,000,000
---------------------------------------- --------------------------------
DeNationale Investeringsbank N.V.        $15,000,000
---------------------------------------- --------------------------------
Comerica Bank -- California              $13,000,000
---------------------------------------- --------------------------------
Total Commitments                        $63,000,000
---------------------------------------- --------------------------------

                                                                       EXHIBIT M

                          Form of Assumption Agreement